SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 6, 2024

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 5, 2024, Zion Oil & Gas, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 and by virtual Zoom Webinar. As of April 8, 2024, the record date for the 2024 Annual Meeting, there were 730,304,892 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 464,573,067 shares of common stock was present at the 2024 Annual Meeting. The final voting results of the 2024 Annual Meeting are set forth below.

1.	Proposal to elect Class I Directors to serve until the 2027 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s five nominees for Class I Directors to serve a term of three years to expire at the 2027 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Kent Siegel	300,765,133	13,839,984	9,092,207	140,875,741

Sarah Caygill	299,955,349	15,597,987	8,143,988	140,875,741

Javier Mazon	299,112,992	16,984,690	7,599,643	140,875,741

Jeffrey Moskowitz	307,157,044	9,791,986	6,748,294	140,875,741

John Brown	307,696,119	10,764,226	5,236,980	140,875,741

2.	Proposal to ratify the appointment of RBSM, LLP. as the Company’s auditors for the year ending December 31, 2024.

The Company’s common stockholders ratified the appointment of RBSM, LLP., as the Company’s auditors for the year ending December 31, 2024, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
442,732,544	10,099,757	11,740,764	0

3.	Proposal to approve an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,555 shares to 58,823,500 shares.

The Company’s common stockholders approved an Amendment for an additional number of shares of common stock available under the 2021 Omnibus Incentive Plan for employees, directors and consultants reserving for issuance thereunder an additional twenty (20) million shares of Common Stock and thereby increasing the number of shares the Company is authorized to issue thereunder from 38,823,555 shares to 58,823,500 shares as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
267,223,281	50,269,862	6,204,182	140,875,741

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 6, 2024

Zion Oil and Gas, Inc.

By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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